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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  MAY 15, 2002
                                                  --------------

                       THE PEP BOYS - MANNY, MOE & JACK
            ---------------------------------------------------------
              (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                      1-3381                  23-0962915
   ------------------              ----------------           -------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


      3111 West Allegheny Avenue
             Philadelphia, PA                                19132
      ---------------------------                       ---------------
 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:    (215) 430-9000
                                                    --------------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

Reference is made to the press release of The Pep Boys - Manny, Moe & Jack (the "Registrant") relating to the announcement of the Registrant's results of operations for the first quarter of 2002. The press release was issued on May 15, 2002. A copy of the press release is attached to this Current Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired:

         None.

(b)  Pro forma financial information:

         None.

(c)  Exhibits:

         The following exhibits are filed as part of this report:

         99.1     Press Release of the Registrant, dated May 15, 2002.



                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PEP BOYS - MANNY, MOE & JACK

Date:   MAY 15, 2002                 By:   /s/ George Babich, Jr.
      ----------------                     -------------------------------------
                                           Name:  George Babich, Jr.
                                           Title: President and Chief Financial
                                                  Officer




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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release of the Registrant, dated May 15, 2002.